SUPPLEMENT TO THE PROSPECTUS

W&R Funds, Inc.

The following information replaces the disclosure regarding the management of W&R Funds, Inc. Tax-Managed Equity Fund in the section entitled "The Management of The Funds--Portfolio Management:"

   Barry M. Ogden is primarily responsible for the management of W&R Funds, Inc. Tax-Managed Equity Fund. Mr. Ogden has held his Fund responsibilities since January 2002. He is Vice President of WRIMCO and serves as Portfolio Manager for another investment company managed by WRIMCO. Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994.

To be attached to the cover page of the Prospectus of:

     W&R Funds, Inc.
     Equity, Growth & Income and Asset Allocation Funds
     Dated June 28, 2001

This Supplement is dated January 8, 2002.

WRS4200A